Mairs and Power

Growth Fund, Inc.

3rd Quarter Report

September 30, 2005

To Our Shareholders:	November 18, 2005

THIRD QUARTER RESULTS

The stock market environment proved to be quite challenging during the third quarter in the face of rising interest rates, surging energy prices and record catastrophe costs related to two major hurricanes.  The Growth Fund’s performance relative to various benchmarks and other comparable funds was particularly affected by the absence of any energy holdings.  For the period, the Fund eked out a positive total investment return of 0.6% which was below respective returns of 3.4% and 3.6% for the Dow Jones Industrial Average and Standard & Poor’s 500 Stock Index as well as an average return of 4.4% for a Lipper peer group universe of 821 multicap core funds.  For the first nine months, the Fund had a slightly negative 0.4% return compared to a similar negative 0.3% for the DJIA and 2.8% for the S & P 500 Index.  The comparable Lipper universe of multicap core funds produced an average return of 4.2%.

When viewing performance numbers, investors should always consider longer periods of time.  In this regard, the Growth Fund has clearly out-distanced its benchmarks as well as most of its rivals.  For the five year period ending September 30, 2005, the Fund achieved an average annual return of 10.6% compared to comparable returns of only 2.0% for the DJIA and a negative 1.5% for the S & P 500 Index.  The Lipper universe of 387 multicap core funds showed an average annual return of only 0.2%.

The overall economy demonstrated a far greater resilience to the events taking place in the third quarter (record energy prices and the fall-out from two severe hurricanes) than many had expected.  Gross Domestic Product was recently reported to have risen at an above-average 3.8% rate (preliminary basis) with both business and consumer spending remaining reasonably strong.  Corporate profits also surprised most observers on the up-side with S & P 500 companies showing an average gain in the area of 14%.  Even if the large gain in energy company results is excluded, earnings at other companies are estimated to have increased at close to a “double digit” rate.

With inflationary pressures continuing to build in response to economic strength and escalating energy costs, the Federal Reserve remained on its steady course of tightening monetary policy at a “measured pace”.  This resulted in another quarter percentage point increase for the Federal funds rate on November 1st to 4%, the 12th consecutive increase since June, 2004 when the current round of tightening began.  Despite showing some tendency to rise in recent weeks, longer term rates have remained relatively stable during this period with the result being an increasingly flat yield curve.

While the major stock market indices suggested a reasonably good quarter, nearly all the gain among large-cap stocks was concentrated in energy related issues with some strength showing up in technology as well.  Small-cap and mid-cap stocks also did relatively well despite the perceived uncertainties in the overall economic outlook.  Among individual holdings in the Fund, Techne (+24.1%), Corning (+16.3%) and Emerson Electric (+14.6%) did the best while Pentair (-14.7%), Merck (-11.7%) and SurModics (-10.8%) fared the worst during the quarter.

FUTURE OUTLOOK

In light of the better than expected economic performance in the third quarter, the outlook for the overall economy over the remainder of this year and into 2006 would seem to be reasonably favorable.  Both business and consumer spending have held up very well during a period of rising interest rates, record energy cost increases and uncertainties resulting from the impact of two major hurricanes.  Moreover, government spending most certainly will remain stimulative in light of such factors as the Iraq conflict, the need to rebuild the Gulf coast area and the looming congressional elections late next year.  While corporate profit growth may moderate somewhat from the surprisingly strong showing to date in 2005, we would expect the rate of growth to remain above average at near “double digit” levels over the foreseeable future.

A major area of uncertainty looking ahead will be the direction of interest rates.  As long as economic growth remains robust, there seems to be little question that the Fed will continue on its course of gradually increasing short-term rates in an attempt to rein in growing inflationary pressures.  On the other hand, it remains to be seen as to whether the new Fed Chairman will have the same commitment to fighting inflation during a period of economic uncertainty that Greenspan did.  Based on recent economic trends, we believe the most likely direction for interest rates over the near term will be for more moderate increases at both the short and long end of the curve.

The outlook for the stock market seems favorable given our forecast for continuing above- average profit growth and only moderate increases in interest rates from levels which still remain low relative to recent history.  Because the market has basically remained directionless over the course of the year, valuation levels have come down as earnings have continued to increase.  This would be especially true if energy stocks are taken out of the popular market averages. Based upon our estimate of 2006 S & P 500 operating earnings of $80, the market appears reasonably valued at a price/earnings multiple of 15x which is near the mid-point of the historical valuation range for stocks.

William B. Frels
President

Schedule of Investments (unaudited)

September 30, 2005

Number of Shares

Market Value

	COMMON STOCKS 97.0%
	BASIC INDUSTRIES 11.2%
2,219,000	Bemis Company, Inc.	$54,809,300
2,370,000	Ecolab Inc.	75,674,100
2,020,000	H. B. Fuller Company	62,781,600
3,450,000	The Valspar Corporation	77,142,000
		270,407,000
	CAPITAL GOODS 11.1%
2,360,000	Donaldson Company, Inc.	72,050,800
2,275,000	Graco Inc.	77,987,000
1,290,000	MTS Systems Corporation	48,723,300
1,920,000	Pentair, Inc.	70,080,000
		268,841,100
	CONSUMER CYCLICAL 8.5%
1,250,000	Briggs & Stratton Corporation	43,237,500
1,880,000	Target Corporation	97,628,400
1,735,200	The Toro Company	63,785,952
		204,651,852
	CONSUMER STAPLE 8.9%
1,560,000	General Mills, Inc.	75,192,000
2,040,000	Hormel Foods Corporation	67,299,600
2,350,000	SUPERVALU Inc.	73,132,000
		215,623,600
	DIVERSIFIED 7.0%
2,210,000	General Electric Company	74,410,700
1,290,000	3M Company	94,634,400
		169,045,100
	FINANCIAL 17.2%
1,220,000	Associated Banc-Corp.	37,185,600
625,000	MoneyGram International Inc.	13,568,750
960,000	Principal Financial Group, Inc.	45,475,200
1,100,000	The St. Paul Travelers Companies, Inc.	49,357,000
3,090,000	TCF Financial Corporation	82,657,500
2,870,000	U.S. Bancorp	80,589,600
1,840,000	Wells Fargo & Company	107,768,800
		416,602,450
	HEALTH CARE 18.8%
1,550,000	Baxter International Inc.	61,798,500
1,220,000	Johnson & Johnson	77,201,600
1,830,000	Medtronic, Inc.	98,124,600
600,000	Merck & Co., Inc.	16,326,000
2,480,000	Pfizer Inc.	61,925,600
1,600,000	St. Jude Medical, Inc. *	74,880,000
600,000	SurModics, Inc. *	23,214,000
715,500	Techne Corporation *	40,769,190
		454,239,490

Number of Shares

Market Value

	COMMON STOCKS (continued)

TECHNOLOGY 13.6%

960,000	ADC Telecommunications, Inc. *	$21,945,600
2,940,000	Ceridian Corporation *	61,005,000
1,280,000	Corning Incorporated *	24,742,400
1,287,030	eFunds Corporation *	24,234,775
1,290,000	Emerson Electric Co.	92,622,000
1,590,000	Honeywell International Inc.	59,625,000
1,850,000	Intel Corporation	45,602,500
		329,777,275

UTILITIES 0.7%

500,000	Verizon Communications Inc.	16,345,000
	TOTAL COMMON STOCKS	2,345,532,867

PAR/Shares
	SHORT-TERM INVESTMENTS 2.9%
10,000,000	Cargill Commercial Paper 3.61%, 10/03/05	9,997,994
10,000,000	Citigroup Global Commercial Paper 3.66%, 10/17/05	9,983,778
9,730,581	First American Prime Obligation Fund, Class I	9,730,581
10,968,685	Merrill Lynch Premier Institutional Money Market Fund	10,968,685
10,000,000	Morgan Stanley Commercial Paper, 3.79%, 10/06/05	9,994,736
20,000,000	UBS Finance Commercial Paper 3.76%, 10/05/05	19,991,644

	TOTAL SHORT-TERM INVESTMENTS	70,667,418

	TOTAL INVESTMENTS 99.9%	2,416,200,285

	OTHER ASSETS AND LIABILITIES (NET) 0.1%	1,787,287

	TOTAL NET ASSETS 100%	$2,417,987,572

*Non-income producing

The financial information in the Schedule of Investments and the financial statements on the following page have not been audited by our independent registered public accounting firm who do not express an opinion thereon.  The financial statements of the Fund will be subject to audit by our independent registered public accounting firm as of the close of the calendar year.

Statement of Net Assets (unaudited)	at September 30, 2005

ASSETS
Total common stocks at market value (cost $1,774,646,580)		$2,345,532,867
Total short term investments (cost $70,699,266)		70,667,418
Dividends and interest receivable		2,703,338
Receivables for securities sold, not yet delivered		460,346
Prepaid expense		15,471
		2,419,379,440

LIABILITIES
Accrued investment management fee	$1,194,521
Accrued fund administration fee	20,062
Accrued other administrative fees	18,651
Accrued custodian and transfer agent fees	158,635	1,391,868

NET ASSETS
Equivalent to $69.74 per share on 34,671,293 shares outstanding		$2,417,987,572

Statement of Changes in Net Assets (unaudited)	for the nine months ended September 30, 2005

NET ASSETS, December 31, 2004		$2,058,210,026
Net investment income, per statement below	$18,259,674
Distribution to shareholders	(10,252,464)	8,007,210
Fund shares issued and repurchased:
Received for 7,508,395 shares issued	520,165,735
Paid for 2,102,504 shares repurchased	(146,864,487)	373,301,248
Decrease in unrealized net appreciation of investments		(40,291,499)
Net gain realized from sales of securities		18,760,587

NET ASSETS, September 30, 2005		$2,417,987,572

Statement of Net Investment Income (unaudited)	for the nine months ended September 30, 2005

INVESTMENT INCOME
Dividends		$30,222,601
Interest		150,703
Other income		1,582
		30,374,886

EXPENSES
Investment management fee (Note A)	$10,298,904
Fund administration fee (Note A)	171,649
Directors’ compensation (Note A)	111,625
Fees and expenses of custodian, transfer agent and dividend disbursing agent (Note A)	720,591
Legal and auditing fees	46,997
Insurance	33,878
Other Administrative Fees and Expenses	731,568	12,115,212

NET INVESTMENT INCOME		$18,259,674

NOTE A: Mairs and Power, Inc. provides investment management and fund administration services to the Fund under written agreements approved by the Directors of the Fund.  The Fund is charged an investment management fee equal to 0.60% on the first $2.5 billion.  Effective July 1, 2005, the investment management fee on net assets in excess of $2.5 billion is 0.50% per annum.  For fund administration services, the Fund is charged a fee equal to 0.01% of average daily net assets per annum.

The owners of Mairs and Power, Inc. include William B. Frels who is a director and officer of the Fund, and other individuals who are officers of the Fund.

SUPPLEMENTARY INFORMATION:  1) The directors of the Fund not affiliated with Mairs and Power, Inc. received a cumulative total of $111,625 in compensation for meetings attended as of September 30, 2005.  No compensation was paid to any other director or officer of the Fund.  2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes.  3) Purchases and sales of investment securities during the nine months ended September 30, 2005 aggregated $407,415,813 and $33,935,750, respectively.

Summary of Financial Information (unaudited)

This table covers a period of generally rising common stock prices.  The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

				Per Share
Dates	Shares Outstanding	Total Net Assets	Net Asset Value	Distributions of Realized Securities Gains	Dividends from Net Investment Income

Dec. 31, 1985	1,713,476	$21,553,457	$12.58	$0.43	$0.23
Dec. 31, 1986	1,787,700	22,235,453	12.44	1.37	0.20
Dec. 31, 1987	1,828,278	19,816,097	10.84	1.15	0.24
Dec. 31, 1988	1,858,078	20,630,251	11.11	0.61	0.21
Dec. 31, 1989	1,733,168	22,630,081	13.06	0.92	0.22
Dec. 31, 1990	1,734,864	22,501,587	12.97	0.35	0.21
Dec. 31, 1991	1,808,046	31,440,529	17.39	0.79	0.20
Dec. 31, 1992	1,913,628	34,363,306	17.96	0.58	0.20
Dec. 31, 1993	2,012,570	39,081,010	19.42	0.61	0.22
Dec. 31, 1994	2,128,038	41,889,850	19.69	0.49	0.33
Dec. 31, 1995	2,490,650	70,536,880	28.32	0.76	0.28
Dec. 31, 1996	4,322,492	150,161,759	34.74	0.70	0.36
Dec. 31, 1997	9,521,030	412,590,619	43.34	0.96	0.39
Dec. 31, 1998	12,525,664	580,460,523	46.34	0.68	0.36
Dec. 31, 1999	11,771,794	546,836,085	46.46	2.74	0.47
Dec. 31, 2000	10,891,038	581,668,419	53.41	4.82	0.55
Dec. 31, 2001	12,490,964	679,026,689	54.36	2.00	0.51
Dec. 31, 2002	17,263,254	850,301,939	49.26	0.24	0.45
Dec. 31, 2003	21,472,784	1,307,763,131	60.90	0.77	0.53
Dec. 31, 2004	29,265,403	2,058,210,026	70.33	0.82	0.68
Sep. 30, 2005	34,671,293	2,417,987,572	69.74	—	0.30

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus.  Please call or write if you desire further information.

Average  Annual  Total  Returns

The average annual total returns for the Fund (period ended September 30, 2005) are as follows:

1 Year: + 9.7%	5 Years: + 10.6%	10 Years: + 13.8%

The total return data represents past performance, and the investment return and principal value of an investment will  fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Mairs and Power
Growth Fund, Inc.

A NO-LOAD FUND

For Any Shareholder Inquiries and Account Information,
Call 1-800-304-7404

Or write to:

(via Regular Mail)	(via Overnight or Express Mail)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street	3rd Floor
P. O. Box 701	615 East Michigan Street
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

For Fund literature and information, visit the Fund’s website at:

www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

Officers and Directors

William B. Frels, President & Director	Charlton Dietz, Chairman of the
Jon A. Theobald, Secretary	Board & Director
& Chief Compliance Officer	Norbert J. Conzemius, Director
Peter G. Robb, Vice-President	Charles M. Osborne, Director
Lisa J. Hartzell, Treasurer	Edward C. Stringer, Director

Mairs and Power

Growth Fund